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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


John R. Bowen, Chairman, President and Chief Executive Officer, and Michael J. Widmer Executive Vice President and Chief Financial Officer of Liberty Bancorp, Inc. (the "Company"), each certify in his capacity as an officer of the Company that he has reviewed the Quarterly Report of the Company on Form 10-QSB for the quarter ended September 30, 2002 and that to the best of his knowledge:

     13. the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

     14. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.





November 22, 2002                      /s/ John R. Bowen
--------------------                   -----------------
Date                                   John R. Bowen
                                       President and Chief Executive Officer


November 22, 2002                      /s/ Michael J. Widmer
--------------------                   ---------------------
Date                                   Michael J. Widmer
                                       Executive Vice President and Chief
                                       Financial Officer